UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2019 (January 18, 2019)

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)

3505 West Sam Houston Parkway North, Suite 400 Houston, Texas (Address of principal executive offices)		77043 (Zip Code)
281-618-0400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry into a Material Definitive Agreement.

Helix Energy Solutions Group, Inc., a Minnesota corporation (“Helix”), as borrower, and Bank of America, N.A., as administrative agent, swing line lender and letters of credit issuer, together with the other lenders party to the Credit Agreement (as defined below), have entered into Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of January 18, 2019 (the “First Amendment”), which amends the existing Amended and Restated Credit Agreement dated as of June  30, 2017 (together, the “Credit Agreement”).

The First Amendment, among other things, permits Helix under the Credit Agreement to issue certain bonds in favor of the Bureau of Ocean Energy Management and Marathon Oil Corporation (“Marathon Oil”) and to incur certain capital expenditures in connection with the transaction described in Item 8.01 below.

The description of the First Amendment contained in this Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, incorporated herein by reference from Exhibit 4.1 hereof.

Item 8.01.   Other Events.

On January 21, 2019 Helix issued a press release announcing its acquisition from Marathon Oil of certain offshore Gulf of Mexico lease operating depths, which transaction also involves Marathon Oil’s agreement to pay Helix certain agreed upon amounts to perform the required plug and abandonment work, all as part of Helix’s strategy to secure utilization for its assets. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

4.1
Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of January 18, 2019, by and among Helix Energy Solutions Group, Inc. and Bank of America, N.A., as administrative agent, swing line lender and letters of credit issuer, together with the other lenders party thereto.

99.1	Press Release of Helix Energy Solutions Group, Inc. dated January 21, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 22, 2019

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Alisa B. Johnson
Alisa B. Johnson
Executive Vice President and General Counsel